UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 2023

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia	23607
(Address of principal executive offices)	(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 15, 2023, the board of directors of Huntington Ingalls Industries, Inc. (the “Company”) approved amendments (the “Amendments”), effective January 1, 2024, to the Company’s Code of Ethics and Business Conduct (the “Code of Ethics”). Among other changes, the Amendments:

•	updated the introductory letter from the Company’s Chief Executive Officer;

•	Under Our Values, added the Company’s mission statement;

•	Under Our Expectations—Security, added controlled information to Company assets employees must be vigilant in protecting;

•

Under Ethical Decision-Making, following five key questions, added the sentence: If the answer to any of these questions is not an obvious and confident “Yes”, don’t do it! Stop and seek assistance . . .;

•	Under Substance Abuse, replaced Employee Assistance Program with HERO (HII Employees Reach Out);

•

Under Restrictive Trade/Boycotts, added to general requests to which the provision applies contractual clauses that ask the Company to participate in any activity that could have the effect of promoting a boycott or restrictive trade practice; and

•

Under Our Commitment to Our Suppliers—Supplier Relationships, changed the value of gifts, entertainment and hospitality from suppliers that employees and their immediate family members may not accept from $20 to $100.

In addition, throughout the document references to Business Courtesies and Gratuities were changed to Gifts, Entertainment and Hospitality (GEH).

The Code of Ethics can be found on the Company’s internet website at www.HII.com under “Investors—Company—Corporate Governance” and under “Who We Are—Mission, Values & Ethics”.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: December 19, 2023	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary